SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

    Check the appropriate box:
☐ Preliminary Proxy Statement            ☐ Confidential, for Use of the,
Commission Only (as permitted
by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Target Logistics, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

TARGET LOGISTICS, INC.
500 HARBORVIEW DRIVE, THIRD FLOOR
BALTIMORE, MARYLAND 21230

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD
November 30, 2004

To the Shareholders of Target Logistics, Inc.:

The Annual Meeting of Shareholders of Target Logistics, Inc. (the “Company”) will be held at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., One South Street, 27th Floor, Baltimore, Maryland, on Tuesday, November 30, 2004 at 11:00 a.m., local time, for the following purposes:

1.	To elect six directors to serve for the ensuing year and until the election of their successors;

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed October 1, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

Philip J. Dubato
Secretary

Baltimore, Maryland
October 29, 2004

IMPORTANT - YOUR PROXY IS ENCLOSED

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

TARGET LOGISTICS, INC.
500 HARBORVIEW DRIVE, THIRD FLOOR
BALTIMORE, MARYLAND 21230
(410) 332-1598

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Target Logistics, Inc. (the “Company”) in connection with the Annual Meeting of Shareholders to be held on Tuesday, November 30, 2004, or at any adjournments thereof, for the purposes set forth in the accompanying notice of the meeting. The Board of Directors has fixed the close of business on October 1, 2004 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding 15,827,278 shares of the Company’s Common Stock par value $.01 per share (the “Shares”), exclusive of Shares held in the Company’s treasury, and 122,946 shares of the Company’s Class F Preferred Stock, par value $10.00 per share (the “Class F Shares”).

Each record holder of Shares on the Record Date is entitled to one vote for each Share held, and each record holder of Class F Shares on the Record Date is entitled to 25 votes for each Class F Share held, on all matters to come before the meeting, including the election of directors. Shares and Class F Shares may be voted in person or by proxy. The accompanying proxy may be revoked by the person giving it at any time prior to its being voted by filing a written notice of such revocation with the Secretary of the Company or by attending the meeting and voting in person.

BENEFICIAL OWNERSHIP

The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Shares and Class F Shares outstanding as of the Record Date. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares.

	Common Stock		Class F Preferred Stock
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class	Shares Beneficially Owned	Percent of Class

Wrexham Aviation Corp.(1) TIA, Inc. Richard A. Swirnow 112 East 25th Street Baltimore, Maryland 21218	8,958,235(2)	47.4%	122,946(2)	100%

Kinderhook Partners, LP(3) Kinderhook GP, LLC Stephen J. Clearman 1 Executive Drive, Suite 160 Fort Lee, New Jersey 07024	3,324,138	21.0%	--	--

Christopher A. Coppersmith 201 West Carob Street Compton, California 90220	1,770,130	11.2%	--	--
____________________________

(1)	Represents all of the Shares owned or controlled by TIA, Inc. (“TIA”) and includes (i) 420,000 Shares owned by Caribbean Freight System, Inc. (“CFS”), and (ii) 3,073,650 Shares issuable upon conversion by TIA of the 122,946 outstanding Class F Shares. Seventy-seven percent of the issued and outstanding stock of CFS, and voting control of all of the issued and outstanding shares of CFS, is held by TIA. Ninety percent of the issued and outstanding stock of TIA is owned and controlled by Wrexham. Swirnow Airways Corp. (“Swirnow Airways”) owns 100% of the interests in Wrexham Aviation Corp. (“Wrexham”). Richard A. Swirnow is, indirectly, the controlling stockholder of Swirnow Airways.

(2)	Stuart Hettleman, a Director and President of the Company, is an executive officer and non-controlling stockholder of Swirnow Airways and an executive officer of Wrexham, TIA and CFS. While Mr. Hettleman disclaims beneficial ownership of all Shares and Class F Shares owned by TIA and CFS and does not share voting and/or investment power over the Shares or Class F Shares owned by TIA and CFS, Mr. Hettleman has an indirect interest in 1,441,723 of the Shares owned by TIA and CFS, 30,122 of the Class F Shares owned by TIA, and 753,044 of the Shares issuable upon conversion by TIA of outstanding Class F Shares. See footnote (1) above.

(3)	All of the Shares are owned directly by Kinderhook Partners, LP (“KPLP”). Kinderhook GP, LLC (“KGP”) is the general partner of KPLP, and Mr. Clearman, a director of the Company, is the managing member of KGP. KGP and Mr. Clearman share voting and investment power over the Shares owned by KPLP, and own a 6.42% and 24.64%, respectively, direct and/or indirect interest in KPLP. KGP and Mr. Clearman each disclaims beneficial ownership in the Shares owned by KPLP except to the extent of their respective pecuniary interests therein.

ELECTION OF DIRECTORS

At the 2004 Annual Meeting, six directors will be elected to hold office for the ensuing year and until their successors are elected and qualify. Under Delaware law and the Company’s By-laws, (i) a quorum for the Annual Meeting consists of a majority of the issued and outstanding Shares present in person or by proxy and entitled to vote, and (ii) directors are elected by a plurality of the votes of the Shares present in person or by proxy and entitled to vote. Consequently, withholding of votes, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the outcome of this vote.

Unless otherwise specified in the proxy, it is the present intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the six nominees listed below. Pursuant to the Company’s By-laws, the six nominees were nominated by the Board of Directors. If, due to unforeseen contingencies, any of the nominees designated below shall not be available for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated for director by the management of the Company so as to provide a full Board. Management has no reason to believe that any nominee will be unable to serve if elected.

Name	Age	Director Since
Michael Barsa	59	1996
Stephen J. Clearman	53	2004
Christopher Coppersmith	54	1997
Brian K. Coventry	39	1996
Philip J. Dubato	48	1998
Stuart Hettleman	54	1996

Presented below is certain information concerning the nominees. Unless otherwise stated, all nominees have held the positions indicated for at least the past five years.

Michael Barsa is a private investor. From January 1997 through 2000, Mr. Barsa was chairman of Opt Soft, Inc., a New Jersey-based software development company.

Stephen J. Clearman is Managing General Partner and co-founder of Kinderhook Partners, GP, as well as Geocapital Partners, a venture capital firm based in Fort Lee, New Jersey. Mr. Clearman was elected as a director pursuant to the terms of the April 2004 Subscription Agreement between the Company and Kinderhook Partners. Mr. Clearman currently serves on the boards of several privately-held companies.

Christopher Coppersmith is President of the Company’s Target Logistic Services, Inc. subsidiary.

2

Brian K. Coventry has been a Managing Director based in the New York office of Lempert Brothers International USA, Inc. since June 2004. From January 2003 through May 2004, he was Manager, Corporate Finance Group, in the New York office of Strasbourger Pearson Tulcin Wolff Inc, a New York Stock Exchange Member Firm. From September 2001 through December 2003, Mr. Coventry was a private investor. From November 2000 through August 2001, he served as Vice President, Private Capital, JMP Securities, in New York; and prior thereto, from April 1999 through November 2000; he was Vice President, Corporate Finance, Commonwealth Associates in New York.

Philip J. Dubato has been Vice President and Chief Financial Officer, Secretary and Treasurer of the Company since February 1997.

Stuart Hettleman has been President and Chief Executive Officer of the Company since February 1996.

CORPORATE GOVERNANCE

The Board of Directors periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and maintains full compliance with the laws, rules and regulations which govern the Company’s operations.

Meetings and Committees of the Board of Directors

Board of Directors. During the fiscal year ended June 30, 2004, the Board of Direc-tors held five meetings. No incumbent director attended fewer than 75% of the total number of meetings of the Board held during the year and the total number of meetings held by all committees on which the director served during such year. Board members are not required to attend the Annual Meeting of Shareholders, and one incumbent director attended the 2003 Annual Meeting of Shareholders.

Audit Committee. The Audit Committee has not adopted a written charter. The Audit Committee is appointed by the Board to assist the Board in its duty to oversee the Company’s accounting, financial reporting and internal control functions and the audit of the Company’s financial statements. The Committee’s responsibilities include, among others, direct responsibility for hiring, firing, overseeing the work of and determining the compensation for the Company’s independent auditors, who report directly to the Audit Committee. The members of the Audit Committee are Messrs. Barsa and Coventry, none of whom is an employee of the Company and each of whom is independent as independence is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (NASD). The Board has examined the definition of “audit committee financial expert” as set forth in applicable rules of the Securities and Exchange Commission (SEC) and determined that Mr. Barsa satisfies this definition. Accordingly, Mr. Barsa has been designated by the Board as the Company’s audit committee financial expert. During the fiscal year ended June 30, 2004, the Audit Committee met two times.

Nominations. The Company’s full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors. The Board of Directors held one meeting during the 2004 fiscal year in order to make nominations for directors. The Board of Directors believes that the interests of the Company’s shareholders are served by relegating the nominations process to the full Board, half of which are independent from management (as defined in Rule 4200(a)(15) of the NASD listing standards). While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company ’s shareholders for nominees, nor established any procedures for this purpose. In considering prospective nominees, the Board of Directors will consider the prospect’s relevant financial and business experience, the integrity and dedication of the prospect, his independence and other factors the Board deems relevant. The Board of Directors will apply the same criteria to nominees recommended by shareholders as those recommended by the full Board. Nominations for director may be made by shareholders, provided such nominations are timely made and comply with applicable SEC regulations. See “Other Matters” elsewhere in this Proxy Statement.

Compensation Committee. In the fiscal year ended June 30, 2004, the Company did not have any standing compensation committee of the Board of Directors, or committee performing similar functions. Effective July 1, 2004, the Board created a Compensation Committee, the membership of which consists of Messrs. Barsa, Clearman and Coventry, none of whom is an employee of the Company and each of whom is independent under existing NASD and SEC requirements. The Compensation Committee is charged with reviewing and determining the compensation of the Chief Executive Officer and the other executive officers of the Company.

3

Director Compensation

During the Company’s fiscal year ended June 30, 2004, those directors who were employed by the Company received no additional compensation for serving as a director. Directors are eligible to participate in the Company’s 1996 Stock Option Plan. During the Company’s fiscal year ended June 30, 2004, there were no options granted to each of Messrs. Barsa and Coventry, the Company’s non-employee directors, and each of Messrs. Barsa and Coventry was paid an outside director’s fee of $10,000 and Mr. Clearman (who joined the Board in May) was paid an outside director’s fee of $1,126.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees.

Communications with the Board

Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o the Company’s Secretary, 500 Harborview Drive, Third Floor, Baltimore, Maryland 21230. Any proper communication so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary (subject to any applicable regulatory requirements) will use his judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2004, the Company did not have a compensation committee, and all deliberations concerning executive officer compensation and all determinations with respect thereto were made by the Company’s Board of Directors.

INFORMATION REGARDING SHARE OWNERSHIP OF MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Shares as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (iii) each current director and each nominee for election as a director and (iv) all directors and executive officers of the Company as a group. For purposes of calculating beneficial ownership, Rule 13d-3 of the Securities Exchange Act of 1934 requires inclusion of Shares that may be acquired within sixty days of the Record Date. Unless otherwise indicated in the footnotes to this table, beneficial ownership of shares represents sole voting and investment power with respect to those Shares. Except as set forth in footnote (4) to this table, none of the individuals listed below have any interest in Class F Shares. An asterisk (*) indicates ownership of less than 1%.

Name of Beneficial Owner	Shares Beneficially Owned	Percent of Class
Michael Barsa(1)	301,010	1.9%
Stephen J. Clearman(2)	3,324,138	21.0%
Christopher A. Coppersmith	1,770,130	11.2%
Brian K. Coventry(3)	20,000	*
Philip J. Dubato	0	*
Stuart Hettleman(4)	100,000	*
All directors and executive officers
as a group (6 persons)(1)(2)(3)(4)	5,515,278	34.8%
____________________
(1)	Includes options to purchase 20,000 Shares.
(2)	See “Beneficial Ownership” and footnote (3) thereunder.
(3)	Represents options to purchase 20,000 Shares.
(4)	Includes options to purchase 75,000 Shares and 25,000 Shares issuable upon conversion of outstanding shares of the Company’s Class C Preferred Stock. Does not include Shares or Class F Shares owned by TIA and CFS. See “Beneficial Ownership” and footnotes (1) and (2) thereunder.

4

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors and executive officers and each person who owns more than 10% of the Company’s Shares, file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of the Shares. To the Company’s knowledge, all reports required to be so filed by such persons have been filed on a timely basis. The Company believes that all of its directors and executive officers, and all persons owning beneficially more than 10% of the Shares, complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended June 30, 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table reflects, with respect to the Chief Executive Officer and each executive officer of the Company whose annual compensation exceeded $100,000 in the fiscal year ended June 30, 2004, the aggregate amounts paid to or accrued for such officers as compensation for their services in all capacities during the fiscal years ended June 30, 2004, 2003 and 2002:

		Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)	Options
Stuart Hettleman	2004	$180,000	$31,749	---	---
President and Chief	2003	$180,000	$47,561	---	---
Executive Officer	2002	$250,027	$139,346	---	---

Philip J. Dubato	2004	$169,399	$31,749	---	---
Vice President, Chief	2003	$169,399	$47,561	---	---
Financial Officer	2002	$169,399	$15,000	---	---

Christopher A. Coppersmith	2004	$192,500	$63,509	$18,000(2)	---
President of Target Logistics	2003	$192,500	$21,577	$18,000(2)	---
Services, Inc. subsidiary	2002	$192,500	$15,000	$18,000(2)	---
_____________________________________
(1)  While the named executive officers enjoyed certain perquisites for fiscal years ended June 30, 2004, 2003 and 2002, these did not exceed the lesser of $50,000 or 10% of each officers’ salary and bonus, except as indicated.
(2)   Represents annual automobile allowance.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

The following table sets forth, for each of the executive officers named in the Summary Compensation Table, information with respect to the exercise of stock options during the Company’s fiscal year ended June 30, 2004 and holdings of unexercised options at the end of the fiscal year:

Name	Number of Unexercised Options/SARs at Fiscal Year End		Value of Unexercised in-the-Money Options/SARs at Fiscal Year End($)(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Stuart Hettleman Philip J. Dubato Christopher A. Coppersmith	75,000 0 0	0 0 0	0 0 0	0 0 0
__________________________________
(1)	Based on the excess of (i) the aggregate market value (closing price on the over-the-counter market) of the underlying shares on June 30, 2004 over (ii) the aggregate exercise price of the options.

5

REPORT OF THE COMPENSATION COMMITTEE

For the fiscal year ended June 30, 2004, the compensation of the Company’s chief executive officer was determined by the Board of Directors.

Compensation Philosophy. The philosophy of the Board with respect to executive compensation is to ensure that the interests of management and employees are identical to the interests of the Company’s owners - the shareholders. To that end, the Board has implemented and will continue to implement a compensation strategy that includes base salary and cash bonus, as well as incentive stock options which will reward management for adding shareholder value. Base salary has been established at levels which are necessary to attract and retain a high caliber of management, and cash bonuses are designed to provide short-term rewards for current accomplishments. Incentive stock options provide management with a long-term investment in the Company, the value of which is dependent upon their success in maximizing shareholder values.

This approach to employee remuneration carries through to salary and incentive compensation for the Company’s non-management personnel, as well. The Company’s 1996 Stock Option Plan is designed to reward the Company’s valuable employees for their individual contributions to the profitability of the Company and provide them with a long-term interest in the Company’s success.

The compen-sation amounts of Mr. Hettleman, as the President of the Company, and Mr. Dubato, as the Chief Financial Officer of the Company, during the fiscal year ended June 30, 2004, were based on the overall performance of the Company and its management. The compen-sation amounts of Mr. Coppersmith, as the President of the Company’s operating subsidiary, was based on the performance of the Company’s operating subsidiary. As the senior management, these individuals were responsible for the overall condition of the Company, and their performance has been measured on objective criteria based on reaching certain financial benchmarks.

It is the intention of the Board to review the Company’s executive compensation structure to insure that the Company has the continued ability to attract and retain the high caliber executive talent. To that end, the Board will take into account salaries of senior management of companies of similar size within the freight forwarding industry.

Base Salary. Base salary for senior management for fiscal year 2004 was based upon salaries paid to such personnel in the preceding year, as explained above.

Salary Increases and Incentive Bonuses. Salary increases and incentive bonuses for senior management were dependent on the Company’s financial performance.

Stock Option Plan. To promote the best long-term benefits to the Company and its shareholders, the Company has a 1996 Stock Option Plan (“Plan”) under which directors, officers and employees may be granted awards of stock options. The purpose of the Plan is to provide equity-based incentive compensation based on the long-term appreciation in value of the Company’s Shares and to promote the interests of the Company and its shareholders by encouraging greater manage-ment ownership of the Company’s Shares. Most of the options granted or to be granted under the Plan vest over a period of several years, thereby providing a long-term incentive and encouraging a long-term relationship between the employee and the Company. Awards under the Plan have been and will be made to employees who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company. Currently, a maximum of 1,500,000 Shares may be issued under the Plan, and options to purchase 590,000 Shares are outstanding.

BOARD OF DIRECTORS
Michael Barsa
Christopher A. Coppersmith
Stephen J. Clearman
Brian K. Coventry
Philip J. Dubato
Stuart Hettleman

6

PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the Company’s Shares for the period June 30, 1999 through June 30, 2004 with the cumulative total return for the same period for the NASDAQ Composite (U.S.) Index and a peer group index comprised of: EGL, Inc., Stonepath Group, Inc., UTi Worldwide Inc., CH Robinson Worldwide, Inc., Expeditors International of Washington, Inc., Pacer International, Inc., CNF, Inc., and Janel World Trade, Ltd. Dividend reinvestment has been assumed and, with respect to the companies in the peer group, the returns of each company have been weighted to reflect its stock market capitalization relative to that of the other companies in the group.

[line graph]

Total Return Analysis
	6/30/1999	6/30/2000	6/30/2001	6/30/2002	6/30/2003	6/30/2004
Target Logistics, Inc.	$ 100.00	$ 54.67	$ 28.00	$ 40.00	$ 100.00	$ 300.00
Peer Group	$ 100.00	$ 114.91	$ 127.08	$ 147.87	$ 147.65	$ 212.70
Nasdaq Composite	$ 100.00	$ 147.96	$ 80.83	$ 54.92	$ 61.21	$ 77.60
Source: Zacks Investment Research.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

The Audit Committee has discussed with Stonefield Josephson, Inc., the independent auditors for the Company for the fiscal year ended June 30, 2004, the matters required to be discussed by Statement on Auditing Standards 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the SEC.

The Audit Committee
Michael Barsa
Brian K. Coventry

7

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected the firm of Stonefield Josephson, Inc. (the “Auditor”) as the Company’s independent public accountants for the current fiscal year. The Auditor has served as the Company’s independent public accountants since 2002. Representatives of the Auditor are not expected to be present at the meeting.

The following is a description of the fees billed to the Company by the Auditor during the fiscal years ended June 30, 2004 and 2003:

Audit Fees

Audit fees include fees paid by the Company to the Auditor in connection with the annual audit of the Company’s consolidated financial statements, and review of the Company’s interim financial statements. Audit fees also include fees for services performed by the Auditor that are closely related to the audit and in many cases could only be provided by the Auditor. Such services include consents related to SEC and other regulatory filings. The aggregate fees billed to the Company by the Auditor for audit services rendered to the Company for the years ended June 30, 2004 and 2003 totaled $58,874 and $54,027, respectively.

Audit Related Fees

Audit related services include due diligence services related to accounting consultations, internal control reviews, and employee benefit plan audits. The Auditor did not bill any fees to the Company for audit related services rendered to the Company for the years ended June 30, 2004 and 2003.

Tax Fees

Tax fees include corporate tax compliance, counsel and advisory services. The aggregate fees billed to the Company by the Auditor for the tax related services rendered to the Company for the years ended June 30, 2004 and 2003 totaled $17,749 and $21,197, respectively.

All Other Fees

There were no other services provided by the Auditor to the Company in either year.

Approval of Independent Auditor Services and Fees

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the Company’s independent auditors and fees charged.

OTHER MATTERS
The Board of Directors is not aware of any other matter which may be presented for action at the 2004 Annual Meeting of Shareholders, but should any other matter requiring a vote of the shareholders arise at the 2004 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy.

The cost of soliciting proxies will be borne by the Company. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses. Officers and directors may also solicit proxies.

The nominees for election as directors who receive a plurality of the votes cast at the Annual Meeting for the election of directors will be elected. In respect of any other matter, the affirmative vote of the holders of a majority of the shares present at the meeting, in person or by proxy, and entitled to vote in respect of that matter is necessary to approve the matter.

8

As a matter of policy, the Company will accord confidentiality to the votes of individual shareholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. The Company will retain an independent tabulator to receive and tabulate the proxies and ballots and independent inspectors of election to certify the results. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Any shareholder desiring to present a proposal at the 2005 Annual Meeting of Shareholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 500 Harborview Drive, Third Floor, Baltimore, Maryland 21230, in time to be received by July 3, 2005. The persons designated by the Company to vote proxies given by shareholders in connection with the Company’s 2005 Annual Meeting of Shareholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company’s 2005 proxy statement with respect to which the Company has received written notice no later than September 14, 2005 that a shareholder (i) intends to present such matter at the 2005 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the Shares required to approve the matter. If a shareholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2005 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

Shareholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

By Order of the Board of Directors,

PHILIP J. DUBATO
Secretary

Baltimore, Maryland
October 29, 2004

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2004, TO EACH SHAREHOLDER WHO FORWARDS A WRITTEN REQUEST TO THE SECRETARY, TARGET LOGISTICS, INC., 500 HARBORVIEW DRIVE, THIRD FLOOR, BALTIMORE, MARYLAND 21230.

To the extent the rules and regulations adopted by the SEC state that certain information included in this Proxy Statement is not deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, such information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

9

PROXY

TARGET LOGISTICS, INC.
500 Harborview Drive, Third Floor
Baltimore, Maryland 21230

This Proxy is Solicited on Behalf of the Board of Directors of Target Logistics, Inc. The undersigned hereby appoints Stuart Hettleman and Philip J. Dubato, and each of them, as proxies, each with the power of substitution, to vote as designated below all of the shares the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the offices of Neuberger, Quinn, Gielen, Rubin & Gibber, P.A., One South Street, 27th Floor, Baltimore, Maryland, on November 30, 2004 at 11:00 a.m., prevailing local time, and any adjournments thereof.

1 .	ELECTION OF DIRECTORS: FOR all nominees listed below ☐ (except as set forth to the contrary below)

WITHHOLD AUTHORITY to vote for all nominees listed below            ☐

Michael Barsa, Stephen J. Clearman, Christopher A. Coppersmith, Brian K. Coventry, Philip J. Dubato, Stuart Hettleman
The terms of all Directors expire at the next annual meeting at which their successors are elected and qualify.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)
_____________________________________________________________

2.	In their discretion, the proxies are authorized to vote upon any other business which properly comes before the meeting and any adjournments thereof.

[REVERSE SIDE OF PROXY CARD]

This proxy, when properly executed, will be voted in the manner directed hereby by the undersigned share-holders. If no direction is made, this proxy will be voted in favor of all nominees.

Please sign exactly as your name appears on your proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THE CARD IN THE ENCLOSED ENVELOPE.

DATED: __________________________, 2004
Signature_______________________________

DATED: __________________________, 2004
Signature_______________________________